Exhibit 99.2
Second Quarter 200
Second Quarter 2006 Earnings Teleconference August 9, 2006
6 Earnings Teleconference August 9, 2006

Forward Looking Statements ⑀⍼ Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. believes statements in this presentation forward in time involve risks and uncertainties. The following factors, among others, could adversely affect our business, operations and financial condition causing our actual results to differ materially from those expressed in any forward-looking statements: our history of net losses and substantial interest expense; our need for substantial cash to operate and expand our business as planned; our substantial outstanding debt and debt service obligations; restrictions imposed by the terms of our debt; a decrease in the number of patients our customers are serving; our ability to effect change in the manner in which healthcare providers traditionally procure medical equipment; the absence of long-term commitments with customers; our ability to renew contracts with group purchasing organizations and integrated delivery networks; changes in reimbursement rates and policies by third-party payors; the impact of health care reform initiatives; the impact of significant regulation of the health care industry and the need to comply with those regulations; difficulties or delays in our continued expansion into certain of our businesses/geographic markets and developments of new businesses/geographic markets; and additional credit risks in increasing business with home care providers and nursing homes, impacts of equipment product recalls or obsolescence; increases in vendor costs that cannot be passed through to our customers; and other Risk Factors as detailed in our annual report on Form 10K for the year ended December 31, 2005, filed with the Securities and Exchange Commission. ⑀⍼ This presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix.
Second Quarter 2006 Earnings Teleconference August 9, 2006

Second Quarter 2006 Earnings Teleconference August 9, 2006

Financial Results ($ millions) ⑀⍼ Revenues ⑀⍼ Adjusted EBITDA Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flow from Operations 2005 2006 % Chg 2005 2006 % Chg 53.4 55.1 3% 108.7 113.1 4% 17.2 19.5 13% 36.9 42.4 15% 2nd Qtr YTD June Highlights ⑀⍼ Competitive takeaways ⑀⍼ Business operating leverage ⑀⍼ Continuing progress on Lifecycle transition es New Roman CE;Times New Roman Cyr;Times New Roman Greek;Times New Roman Tur;Times New Roman (Hebrew);Times New Roman (Arabic);Times New Roman Baltic;Times New Roman (Vietnamese); Financial Results ($ millions) ⑀⍼ Revenues ⑀⍼ Adjusted EBITDA Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flow from Operations 2005 2006 % Chg 2005 2006 % Chg 53.4 55.1 3% 108.7 113.1 4% 17.2 19.5 13% 36.9 42.4 15% 2nd Qtr YTD June Highlights ⑀⍼ Competitive takeaways ⑀⍼ Business operating leverage ⑀⍼ Continuing progress on Lifecycle transition

Exhibit

Customer Benefits from the Medical Equipment Lifecycle Approach ⑀⍼ Operating efficiencies and cost containment ⑀⍼ Nursing and staff satisfaction ⑀⍼ Patient safety and regulatory compliance
Second Quarter 2006 Earnings Teleconference August 9, 2006

National Accounts Update ⑀⍼ Broadlane: ⑀⍼ Signed a sole-source agreement starting September 1st; previously sole-sourced with a competitor ⑀⍼ Gives us enhanced access to the following hospital networks: ⑀⍼ Kaiser / Kindred / Tenant / Universal Health / Advocate / Ascension / etc. ⑀⍼ Despite not being contracted by Broadlane previously, estimate that we were already doing ~ 50% of their rental business ⑀⍼ Opens up the remainder of their network to our slate of customer benefits ⑀⍼ Provides a platform to show the customer benefits of our AMPP / CHAMP / TEAM resident programs ⑀⍼ Bariatrics: ⑀⍼ Signed 4 IDNs and GPOs to Bariatrics deals YTD ⑀⍼ Implementation of big national account wins has slowed AMPP momentum YTD, but not the focus on Resident programs as our long term growth strategy econd Quarter 2006 Earnings Teleconference August 9, 2006

Other Observations of the 1st Half of 2006 Tighter hospital capital & operating budgets ⑀⍼ “Going Private” trend ⑀⍼ Educating market on AMPP / CHAMP / TEAM ⑀⍼ Baxter recall - end game near? ⑀⍼ Operating efficiencies / investments continue to track with Revenues ⑀⍼ Competition Other Observations of the 1st Half of 2006 Teleconference August 9, 2006

xhibit

Second Quarter 2006 Earnings Teleconference August 9, 2006
Implementation / penetration of new accounts ⑀⍼ Continued drive for more Resident-based programs ⑀⍼ Continued focus on improving UHS’ operating leverage and efficiencies ⑀⍼ Strategic Review 2nd Half of 2006 Focus Continue to transition business model from Rental to Equipment Lifecycle Services

Financial Review

Weak Market Fundamentals Continued into Q2-2006 Hospital Admissions* UHS Outsourcing Revenues Year-over-Year % Change * Source: Credit Suisse report dated 3/16/06 through 3Q-05; and UHS internal estimates thereafter Comparing to strong Flu Quarters in 2005 Source: www.cdc.gov/flu/weekly/fluactivity.htm 2006 has been below average and particularly weak in 2nd Qtr 2005 had an above average and late season lasting through April
Second Quarter 2006 Earnings Teleconference August 9, 2006

Second Quarter 2006 Earnings Teleconference August 9, 2006
Illustrative Impact of Weak Hospital Admissions Owned Equipment Supplemental Rental Moveable Medical Equipment Needs We estimate that weak census setting is negatively impacting our Supplemental Outsourcing Revenue by well over $5 million in 2006. Thus, this setting affords meaningful upside should the trends return to historical patterns of inflationary admission growth rates. Weak Admissions impact likely felt primarily in Supplemental Rental Winter Fall Summer Spring Illustrative Total Needs

hibit

Second Quarter 2006 Earnings Teleconference August 9, 2006
Medical Equipment Outsourcing Trend Analysis ⑀⍼ Despite a challenging comparison to 2005’s flu season (which carried through April), and continued weak hospital census, we recorded gains in 2006 due to: ⑀⍼ Competitive takeaways, ⑀⍼ Higher observed acuity levels versus prior years, ⑀⍼ Growth in AMPP activity year over year, and ⑀⍼ Continued benefit of operating efficiencies. Rental of UHS-owned equipment Supplemental (short-term) Long Term Bariatrics: suite of specialty equipment for treatment of obesity AMPP Resident Programs (Asset Management Partnership Program) On-site management to drive better equipment utilization (UHS people, technology & processes) Millions $ 2005 2006 % Chg 2005 2006 % Chg Revenues $41.7 $43.2 3% $84.9 $88.7 5% MME Depreciation $9.1 $9.2 0% $18.4 $18.2 -1% Gross Margin $19.3 $19.8 3% $40.0 $42.6 6% Gross Margin % 46% 46% 47% 48% 2nd Quarter YTD June

Technical & Professional Services


Plan & Acquire
1
Manage & Utilize
2
Equipment Lifecycle Services℠
4
Redeploy & Remarket
3
Maintain & Repair

Technical Services:

Maintain & Repair Customer-owned Equipment:

Non-resident, response-based / scheduled Biomedical Services

Resident-Based Programs:

CHAMP®: small hospitals in rural areas

TEAM: larger hospitals in urban areas

Manufacturer Services

Professional Services:

Technology baseline assessments

Vendor neutral Capital Planning Services

Product comparison research and reports

Equipment product of choice

Equipment utilization studies

$ millions

	2nd Quarter			YTD June		
	2005	2006	% Chg	2005	2006	% Chg
Revenues	$7.4	$7.7	5%	$14.9	$15.7	6%
Gross Margin	$1.7	$2.5	49%	$3.7	$5.0	34%
Gross Margin %	23%	32%		25%	32%	

Trend Analysis:

- YTD Gross Margin improvement of 34% was primarily driven by strong CHAMP resident program and Supplemental (response-based) results, both of which benefited from enhanced processes and technician productivity, as well as the continued benefits from operating efficiency programs.
- We continue to expect solid opportunities around equipment recall activity in our Manufacturer Services business; however, the timing of such opportunities is subject to regulatory approvals with manufacturers.

12

Second Quarter 2006 Earnings Teleconference August 9, 2006
Medical Equipment Sales and Remarketing Asset recovery and equipment brokerage New equipment sales Logistics Management Disposable Sales Trend Analysis: ⑀⍼ Gross Margin % increased in 2006 due to the composition mix of activity, whereby generally smaller to moderate-sized transactions with better margins dominated the results. ⑀⍼ Gross Margin % and overall results in this segment will fluctuate based on equipment availability, transaction size, and the transactional nature of the business. 2005 2006 % Chg 2005 2006 % Chg Revenues $4.3 $4.3 -1% $8.9 $8.7 -2% Gross Margin $0.8 $1.0 19% $1.8 $2.3 27% Gross Margin % 20% 24% 20% 26% 2nd Quarter YTD June $ millions

Exhibit

Selected Income Statement Data ($ millions) 2005 2006 % Chg 2005 2006 % Chg Consolidated Revenues 53.4 $ 55.1 $ 3% 108.7 113.1 4% Gross Margin 21.8 23.3 7% 45.5 49.8 9% % of Revenues 41% 42% 42% 44% SG&A 15.4 $ 15.4 $ 0% 30.2 30.3 0% % of Revenues 29% 28% 28% 27% Interest Expense 7.8 7.9 1% 15.4 15.7 2% EBITDA 17.0 18.9 36.5 41.1 Mgmt & Board Fees 0.2 0.2 0.4 0.5 Stock Option Expense - 0.4 - 0.8 Adjusted EBITDA 17.2 19.5 13% 36.9 42.4 15% % of Revenues 32% 35% 34% 37% 2nd Quarter YTD June Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flow from Operations econd Quarter 2006 Earnings Teleconference August 9, 2006

Exhibit

Second Quarter 2006 Earnings Teleconference August 9, 2006
Liquidity Overview - Six Months Ended June 2006 ($ millions) $ Borrowing Base at 6/30/2006 (net of L/Cs outstanding) $108 Available Liquidity $72 12/31/05 Revolver Balance $ 38 6/30/06 Net Revolver Balance $36 Other ($1) (a) (a) “Other” comprises Financing Cash Flows which are primarily reduction in checks outstanding during the first six months of 2006. (b) 10.125% Note Interest is paid semi-annually; ~ $13.2 each May 1 and Nov 1, thus we accrued ~ $4.4 at 6/30/06. (c) Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flow from Operations. Investing Cash Flows Net Accrual Capex ($17) Capex in Payables (4) (21) 10.125% Note Interest Accrual ~ $4.4 (b) Cash Flow from Operations $ 25 Leverage Calculation - 6/30/06 Total Debt at 6/30/06 $299.4 LTM Adj. EBITDA $ 80.7 (c) Total Debt / Adj. EBITDA 3.7x

Exhibit

2006 Estimated Guidance ($ millions) Intra-year variability due to timing of semiannual bond interest payments (~$13 in May and ~ $13 in November) Excludes impact of any acquisitions in 2006 Upper 3’s Reduced from 4.0x + / - Total Debt / Adjusted EBITDA AMPP signings and large National Account penetration are the “wild cards” Upper $40’s Increased from Mid-$40’s due to the signing of the sole source GPO contract Net Accrual Capex 1.5 (a) 1.6 $79 - $81 2006 E Hospital census, Resident program signings, penetration of new National Accounts, Baxter recall, competitive setting. EBITDA + Mgmt & Board Fees + Non-cash Stock-based Comp (FAS 123R) = Adjusted EBITDA Key Drivers Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flow from Operations; and reconciliation of Net Accrual Capex (a) Increased by $0.6 per the launching of a strategic reviewecond Quarter 2006 Earnings Teleconference August 9, 2006

AppendixSecond Quarter 2006 Earnings Teleconference August 9, 2006

Exhibit

EBITDA Reconciliation ($ millions) 2005 2006 2005 2006 Net cash provided by operating activities 3.5 $ 4.7 $ 20.8 $ 24.8 $ Changes in operating assets and liabilities 5.6 7.2 1.0 2.3 Other non-cash expenses (0.1) (1.1) (1.1) (2.1) Income tax expense 0.2 0.2 0.4 0.4 Interest expense 7.8 7.9 15.4 15.7 EBITDA 17.0 18.9 36.5 41.1 Management and board fees 0.2 0.2 0.4 0.5 Stock-based compensation - 0.4 - 0.8 Adjusted EBITDA 17.2 $ 19.5 $ 36.9 $ 42.4 $ 2nd Quarter 1st Half EBITDA is not intended to represent an alternative to operating income or cash flows from operating, financing or investing activities (as determined in accordance with generally accepted accounting principles (GAAP)) as a measure of performance, and is not representative of funds available for discretionary use due to the Company’s financing obligations. EBITDA, as defined by the Company, may not be calculated consistently among other companies applying similar reporting measures. EBITDA is included because it is a widely accepted financial indicator used by certain investors and financial analysts to assess and compare companies and is an integral part of the Company’s debt covenant calculations, and Adjusted EBITDA is included because the company’s financial guidance and certain compensation plans are based upon this measure. Management believes that EBITDA provides an important perspective on the Company’s ability to service its long-term obligations, the Company’s ability to fund continuing growth, and the Company’s ability to continue as a going concern. A reconciliation of net cash provided by operating activities to EBITDA and Adjusted EBITDA (EBITDA before management/board fees, financing and reorganization costs, and stock-based compensation costs) is included below.
Second Quarter 2006 Earnings Teleconference August 9, 2006

Exhibit

EBITDA Reconciliation 2000 - 2006 ($ millions) EBITDA 2000 2001 2002 2003 2004 2005 LTM 6/30/06 Net cash provided by operating activities 28.2 $ 31.7 $ 40.2 $ 16.0 $ 38.0 $ 44.0 $ 48.0 $ (a) Changes in operating assets and liabilities (3.5) 0.4 4.1 7.9 2.2 2.3 3.7 Other non-cash expenses (2.3) (3.7) (11.7) (7.9) (3.4) (3.3) (4.3) Income tax expense 0.1 0.1 0.1 0.3 1.2 0.8 0.8 Interest expense 20.7 19.6 18.1 20.2 30.5 31.1 31.4 EBITDA 43.2 $ 48.1 $ 50.8 $ 36.5 $ 68.5 $ 75.0 $ 79.6 $ Running 12 month lease adjustment (a) (0.6) $ (a) Financing and Reorg charges - $ 2.8 $ 10.1 $ 27.7 $ - $ - $ - $ Management and board fees 0.3 $ 0.4 $ 0.3 $ 0.3 $ 0.7 $ 0.8 $ 0.9 $ Stock-based Compensation - $ - $ - $ - $ - $ - $ 0.8 $ Adjusted EBITDA 43.5 $ 51.3 $ 61.2 $ 64.5 $ 69.2 $ 75.8 $ 80.7 $ Financing and Reorganization Charges Recapitalization, stock compensation, - $ 1.6 $ 10.1 $ 14.4 $ - $ - $ - $ and severance expenses Terminated IPO expenses - $ 1.2 $ - $ - $ - $ - $ - $ Loss on early retirement of debt - $ - $ - $ 13.3 $ - $ - $ - $ Subtotal - $ 2.8 $ 10.1 $ 27.7 $ - $ - $ - $ (a) Q4-2005 results include full year effect of vehicle lease capitalization program of ~ $1.2. Given that the full amount of such entry was made in Q4-2005, our reported LTM 6/30/06 Adjusted EBITDA must deduct the amount attributable to the 6 months ended 6/30/05 of $0.6.econd Quarter 2006 Earnings Teleconference August 9, 2006

Exhibit

Second Quarter 2006 Earnings Teleconference August 9, 2006

Depreciation and Amortization Reconciliation ($ millions) 2005 2006 2005 2006 Movable Medical Equipment Depreciation 9.1 $ 9.2 $ 18.4 $ 18.2 $ Other Gross Margin Depreciation 0.4 0.5 0.7 1.0 Total Gross Margin Depreciation 9.5 9.7 19.1 19.2 Selling, General, and Admin Depreciation 0.6 0.8 1.2 1.5 Amortization of intangibles 0.4 0.5 0.9 0.9 Total Depreciation and Amortization 10.5 10.9 21.2 21.6 Debt Placement Cost Amortization* 0.4 0.4 0.9 0.9 *Expensed to Interest 2nd Quarter 1st Half

Exhibit

Accrual Capex Reconciliation ($ millions) 2000 2001 2002 2003 2004 2005 YTD JUNE 2006 Cash used in Investing Activities 31.5 41.5 39.0 36.8 65.2 40.6 21.0 Less: Acquisitions - (7.8) - (1.9) (15.1) (1.1) - Less: Other 0.1 (0.3) (0.2) (0.2) - - - Less: MME in A/P prior year (3.0) (3.0) (5.9) (6.0) (10.5) (3.8) (5.8) Add: MME in A/P current year 3.0 5.9 6.0 10.5 3.8 5.8 2.1 Accrual Capex 31.6 36.4 38.8 39.2 43.4 41.5 17.3 Acquisitions - 7.8 - 1.9 15.1 1.1 -